SEASONS SERIES TRUST

Supplement to the Prospectus Dated November 11, 2002
(Class 3 Shares)

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), currently serves as the sub-investment adviser to the Seasons Large Cap Growth Portfolio and the Seasons Mid Cap Value Portfolio (the "Portfolios"). It is anticipated that on or about April 26, 2003, Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of The Goldman Sachs Group, Inc., will assume the responsibilities of Goldman Sachs under its Subadvisory Agreement with respect to the Portfolios. The fees payable under the Subadvisory Agreement, and the personnel who manage the Portfolios, will not change as a result of GSAM's assumption of responsibilities.

Dated: April 7, 2003

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